                                                                   EXHIBIT 10.29


                            MASTER SECURITY AGREEMENT

         This Master Security Agreement provides a set of terms and conditions that the parties hereto intend to be applicable to various loan transactions secured by personal property. Each such loan and security agreement shall be evidenced by a schedule of indebtedness and collateral ("Schedule") executed by Secured Party and Debtor that explicitly incorporates the provisions of this Master Security Agreement and that sets forth specific terms of that particular loan and security contract. Where the provisions of a Schedule conflict with the terms hereof, the provisions of the Schedule shall prevail. Each Schedule shall constitute a complete and separate loan and security agreement, independent of all other Schedules, and without any requirement of being accompanied by an originally executed copy of this Master Security Agreement. The term "Security Agreement" when used herein shall refer to an individual Schedule.

         One originally executed copy of the Schedule shall be denominated "Originally Executed Copy No. 1 of 2 originally executed copies" and such copy shall be retained by Secured Party. If more than one copy of the Schedule is executed by Secured Party and Debtor, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in such Schedule by possession.

         1. Grant of Security Interest; Description of Collateral.

         Debtor grants to Secured Party a security interest in the property described in the Schedules now or hereafter executed by or pursuant to the authority of the Debtor and accepted by Secured Party in writing, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral." Replacements shall only be included as part of the Collateral to the extent that Secured Party has not received payment in full hereunder from Debtor with regard to the Collateral being replaced. Each Schedule shall be serially numbered. Unless and only to the extent otherwise expressly provided in a Schedule, no Schedule shall replace any previous Schedule but shall be supplementary to all previous Schedules. As long as no event of default has occurred and is continuing hereunder, upon partial prepayment of a Schedule, Secured Party shall release that part of the Collateral to which such partial prepayment applies as determined by Secured Party based upon the original cost of such Collateral and upon prepayment in full of a specific Schedule, Secured Party shall release all of the Collateral described in such specific Schedule. Secured Party shall file the necessary UCC amendments, partial releases or terminations, as the case may be, to evidence either of the foregoing.

         2. What Obligations the Collateral Secures.

         Each item of Collateral shall secure the specific amount which Debtor promises to pay in the Schedule in which such Collateral is described, plus all other present and future indebtedness or obligations of Debtor to Secured Party of every kind and nature under such Schedule. Required release of Collateral by Secured Party shall be controlled by the last two (2) sentences of Section 1 above.


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         3. Promise to Pay; Terms and Place of Payment.

         Debtor promises to pay Secured Party the amounts set forth on each Schedule at the rate and upon such terms as provided therein. Whenever used herein, the term " indebtedness " shall include (i) the unpaid principal amount of any loan advanced hereunder by Secured Party, (ii) all earned, accrued and unpaid interest (specifically excluding interest not yet earned hereunder), and
(iii) all other unpaid obligations that Debtor has to Secured Party under the terms of this Master Security Agreement. Attached to each Schedule is an amortization table which sets forth as of the date of the advance of the loan by Secured Party, (i) the principal amount of each loan initially advanced by Secured Party and (ii) the amount of precomputed unearned interest, provided however, such amortization table assumes that Debtor shall make each and every monthly payment on the actual monthly due date set forth in such Schedule and in the event Debtor does not comply therewith, the indebtedness owed at time of prepayment, acceleration or otherwise shall be different than as reflected in such amortization table.

         4. Use and Location of Collateral.

Debtor warrants and agrees that the Collateral is to be used primarily for:

         business or commercial purposes (other than agricultural),
---
         agricultural purposes (see definition on the final page), or
---
 x       both agricultural and business or commercial purposes.
---

Location:
SEE EACH RESPECTIVE SCHEDULE


--------------------------------------------------------------------------------
Address                           City          County     State      Zip Code


         Debtor and Secured Party agree that regardless of the manner of affixation, the Collateral shall remain personal property and not become part of the real estate. Debtor agrees to keep the Collateral at the location set forth above, and will notify Secured Party promptly in writing of any change in the location of the Collateral within such State, but will not remove the collateral from such State without the prior written consent of Secured Party (except that in the State of Pennsylvania, the Collateral will not be moved from the above location without such prior written consent). For Collateral which consists of titled vehicles, the location set forth on the Schedule shall be the principal garage location for such Collateral.

         5. Late Charges and Other Fees.

         Any payment not made when due shall, at the option of Secured Party, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law. Debtor shall be responsible for and pay to Secured Party a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of


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(i) the actual bank charges incurred by Secured Party plus (ii) all other actual costs and expenses incurred by Secured Party. The returned check fee is payable upon demand as indebtedness secured by the Collateral under this Security Agreement.

         6. Debtor's Warranties and Representations.

Debtor warrants and represents:

                  (a) that Debtor is justly indebted to Secured Party for the full amount of the indebtedness set forth on each Schedule;

                  (b) that except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances;

                  (c) that no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Secured Party, but if such other financing statement is on file, it will be terminated or subordinated;

                  (d) that all information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement with respect to this transaction are and shall be true, correct, valid and genuine; and

                  (e) that Debtor has full authority to enter into this agreement and in so doing it is not violating its charter or by-laws, any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Security Agreement binding upon it.

         7. Debtor's Agreements.

Debtor agrees:

                  (a) to defend at Debtor's own cost any action, proceeding, or claim affecting the Collateral;

                  (b) to pay reasonable attorneys' fees (at least 15% of the unpaid balance if not prohibited by law) and other expenses incurred by Secured Party in enforcing its rights against Debtor under this Security Agreement;

                  (c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Security Agreement, and this obligation shall survive the termination of this Security Agreement;

                  (d) that if a certificate of title be required or permitted by law, Debtor shall obtain such certificate with respect to the Collateral, showing the security interest of Secured Party


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thereon and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party;

                  (e) that Debtor will not misuse, fail to keep in good repair, secrete or without the prior written consent of Secured Party, sell, rent, lend, encumber or transfer any of the Collateral notwithstanding Secured Party's right to proceeds;

                  (f) that Secured Party may enter upon Debtor's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured Party in making such inspection; and

                  (g) that the security interest granted by Debtor to Secured Party shall continue effective irrespective of any retaking or redelivery of any Collateral and irrespective of the payment of the amount described in any Schedule provided however, as long as no event of default has occurred and is continuing hereunder, then upon prepayment, in whole or in part of a Schedule, Collateral will be released in accordance with the last two (2) sentences of
Section 1, and provided further however, upon any assignment of this Security Agreement the Assignee shall thereafter be deemed for the purpose of this Paragraph the Secured Party under this Security Agreement.

         8. Insurance and Risk of Loss.

         All risk of loss, damage to or destruction of the Collateral shall at all times be on Debtor. Debtor will procure forthwith and maintain at Debtor's expense insurance against all risks of loss or physical damage to the Collateral for the full insurable value thereof for the life of this Security Agreement, and shall promptly deliver to Secured Party a Certificate of Insurance reflecting the aforesaid and showing loss payable to Secured Party; and providing Secured Party with not less than 30 days written notice of cancellation; each such policy shall be with insurance carriers satisfactory to Secured Party; Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligations. As to Secured Party's interest in such policy, no act or omission of Debtor or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

         Debtor hereby assigns to Secured Party any monies which may become payable under any such policy of insurance and if an event of default has occurred and is continuing hereunder, then Debtor irrevocably constitutes and appoints Secured Party as Debtor's attorney in fact (a) to make, settle and adjust claims under each policy of insurance, (b) to make claims for any monies which may become payable under such and other insurance on the Collateral including returned or unearned premiums, and (c) to endorse Debtor's name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Secured Party; provided, however, Secured Party is under no obligation to do any of the foregoing; and provided further however, if an event of default has not occurred and is not continuing hereunder, then Debtor is permitted to handle all insurance claims. Debtor shall provide to Secured Party a true copy of each insurance policy.


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         Should Debtor fail to maintain such policy in full force and provide evidence thereof to Secured Party, or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any default or obligation by Debtor, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Debtor and charge the premium to Debtor's indebtedness under this Security Agreement. The full amount of any such premium paid by Secured Party shall be payable by Debtor upon demand, and failure to pay same shall constitute an event of default under this Security Agreement.

         9. Events of Default; Acceleration.

         A very important element of this Security Agreement is that Debtor make all its payments promptly as agreed upon. It is essential that the Collateral remain in good condition and adequate security for the indebtedness. The following are events of default under this Security Agreement which will allow Secured Party to take such action under this Paragraph and under Paragraph 10 as it deems necessary:

                  (a) any of Debtor's obligations to Secured Party under any agreement with Secured Party is not paid promptly when due and the aforesaid is not cured within 10 days of written notice thereof;

                  (b) Debtor breaches any warranty or provision hereof, or of any note or of any other instrument or agreement delivered by Debtor to Secured Party in connection with this or any other transaction and such breach is not cured within 30 days of written notice thereof (the aforesaid cure period shall not apply to Debtor's obligation to maintain insurance in accordance with
Section 8 above);

                  (c) Debtor dies, becomes insolvent or ceases to do business as a going concern;

                  (d) it is determined that Debtor has given Secured Party materially misleading information regarding its financial condition;

                  (e) any of the Collateral is lost or destroyed unless such lost or destroyed Collateral is either (i) prepaid by Debtor or (ii) replaced by Debtor with like kind Collateral of equal or greater value as determined by Secured Party;

                  (f) a complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency law is filed by or against Debtor and in the event of an involuntary filing against Debtor, such is not dismissed within 60 days of such involuntary filing, or Debtor admits its inability to pay its debts as they mature;

                  (g) property of Debtor (with a value as determined by Secured Party in excess of $500,000) is attached or a receiver is appointed for Debtor and either of the aforesaid is not cured within 30 days of such occurrence.



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         If Debtor shall be in default hereunder, the indebtedness described in each Schedule and all other indebtedness then owing by Debtor to Secured Party under this or any other present or future agreement shall, if Secured Party shall so elect, become immediately due and payable.
After acceleration:

                  (a) the unpaid principal balance of the indebtedness described in any Schedule in which interest has been precomputed shall bear interest at the rate of 18% per annum (or, if less, the maximum rate permitted by law) until paid in full; and

                  (b) the unpaid principal balance of the indebtedness described in any Schedule in which interest has not been precomputed shall bear interest at the same rate as before acceleration until paid in full.

In no event shall the Debtor upon demand by Secured Party for payment of the indebtedness, by acceleration of the maturity thereof or otherwise, be obligated to pay any interest in excess of the amount permitted by law. Any acceleration of the indebtedness, if elected by Secured Party, shall be subject to all applicable laws, including laws relating to rebates and refunds of unearned charges.

         10. Secured Party's Remedies After Default; Consent to Enter Premises.

         Upon Debtor's default and at any time thereafter, Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to any deficiency remaining after disposition of the Collateral for which Debtor hereby agrees to remain fully liable. Debtor agrees that Secured Party, by itself or its agent, may either (i) with the consent of Debtor after notice or (ii) after Court order upon judicial process, enter into any premises or upon any land owned, leased or otherwise under the real or apparent control of Debtor or any agent of Debtor where the Collateral may be or where Secured Party believes the Collateral may be, and disassemble, render unusable and/or repossess all or any item of the Collateral, disconnecting and separating all Collateral from any other property and using all force necessary. Debtor expressly waives all further rights to possession of the Collateral after default and all claims for injuries suffered through or loss caused by such entering and/or repossession. Secured Party may require Debtor to assemble the Collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

         Secured Party may sell or lease the Collateral at a time and location of its choosing provided that the Secured Party acts in good faith and in a commercially reasonable manner. Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown herein at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees (at least 15% of the


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outstanding principal balance if not prohibited by law) and other legal expenses. Debtor understands that Secured Party's rights are cumulative and not alternative.

         11. Waiver of Defaults; Agreement Inclusive.

         Secured Party may in its sole discretion waive a default, or cure, at Debtor's expense, a default. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Security Agreement or any related note, instrument or agreement shall bind Secured Party unless in writing signed by Secured Party. No oral agreement shall be binding.

         12. Financing Statements; Certain Expenses.

         If permitted by law, Debtor authorizes Secured Party to file a financing statement with respect to the Collateral signed only by Secured Party, and to file a carbon, photograph or other reproduction of this Security Agreement or of a financing statement. At the request of Secured Party, Debtor will execute any financing statements, agreements or documents, in form satisfactory to Secured Party which Secured Party may deem necessary or advisable to establish and maintain a perfected security interest in the Collateral and will pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtor also agrees to pay all costs and expenses incurred by Secured Party in conducting UCC, tax or other lien searches against the Debtor or the Collateral and such other fees as may be agreed. As long as no event of default has occurred and is continuing hereunder, Collateral will be released and UCC-1 Financing Statements amended, partially released, or terminated upon prepayment in accordance with the last two (2) sentences of Section 1 above.

         13. Waiver of Defenses Acknowledgment.

         If Secured Party assigns this Security Agreement to a third party ("Assignee"), then after such assignment:

                  (a) Debtor will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing;

                  (b) Debtor agrees that it will settle all claims, defenses, setoffs and counterclaims it may have against Secured Party directly with Secured Party and will not set up any such claim, defense, setoff or counterclaim against Assignee, Secured Party hereby agreeing to remain responsible therefor;

                  (c) Secured Party shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Security Agreement or any related document or instrument; and

                  (d) Assignee shall have all of the rights and remedies of Secured Party hereunder but none of Secured Party's obligations.


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         14. Miscellaneous.

         Secured Party may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

         Debtor and Secured Party each hereby waive any right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Security Agreement, or any note or document delivered pursuant to this Security Agreement. Debtor's only right to prepay the indebtedness described in any Schedule shall be in accordance with the prepayment rider attached to such Schedule. Debtor acknowledges receipt of a true copy and waives acceptance hereof.

         If Debtor is a corporation, this Security Agreement is executed pursuant to authority of its Board of Directors. Except where the context otherwise requires, "Debtor" and "Secured Party" include the heirs, executors or administrators, successors or assigns of those parties; nothing herein shall authorize Debtor to assign this Security Agreement or its rights in and to the Collateral. If more than one Debtor executes this Security Agreement, their obligations under this Security Agreement shall be joint and several.

         Notwithstanding any provision contained in this Security Agreement, in no event shall Debtor, upon demand by Secured Party for payment of any of the indebtedness hereunder, upon acceleration of the Indebtedness due and to become due, upon maturity of this Security Agreement, upon prepayment, or otherwise, be obligated to pay any amount in excess of that permitted by law.

         15. Special Provisions.

         See Special Provisions Instructions

                  (a) See Financial Covenants Rider attached hereto and made a part hereof.

                  (b) Upon execution of this Security Agreement, and upon compliance by Debtor with all of Secured Party's documentation requirements, as listed below, the form and substance of the aforesaid to be mutually satisfactory to Secured Party and Debtor, Secured Party shall advance to the Debtor loans under this Security Agreement and loans under the second Master Security Agreement with Debtor's Pictsweet Mushroom Farms Division, the aggregate principal amount of the loans to be advanced by Secured Party under both Master Security Agreements not to exceed ten million ($10,000,000.00). On request by Debtor, Secured Party shall review Debtor's creditworthiness and, if warranted after such review, as determined by Secured Party, within its sole discretion, Secured Party shall increase the amount available to be loaned to Debtor by the amount that Debtor previously has borrowed and repaid. /s/ CWG (Please initial).

                  (i) Schedules of Indebtedness and Collateral


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                  (ii)     Delivery and Installation Certificates
                  (iii)    Commodity check, only if applicable
                  (iv)     Prepayment Rider
                  (v)      Financial Covenants Rider
                  (vi)     Confirmation of Good Standing
                  (vii)    Pay Proceeds Letter
                  (viii) Evidence of Insurance (in accordance with this Security Agreement)
                  (ix)     Board Resolution of Debtor
                  (x) All documents or instruments necessary to provide to Secured Party a perfected first priority security interest in the Collateral including without limitation, the following (only as applicable):

                           - UCC-1 Financing Statements (Collateral location and Debtor's location);
                           -        MSO's;
                           -        Title Applications;
                           - Original Certificates of Title with CIT's lien noted thereon;
                           -        Subordinations;
                           -        Partial Releases; and
                           -        Terminations

                  (xi) Evidence of ownership, including, without limitation, invoices and/or profit of payment by Debtor, as applicable.
                  (xii) Landlord's and Mortagee's Waivers, only if applicable.




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Dated:  March 18, 1998
        --------------

Debtor:

UNITED FOODS, INC., the Pictsweet
Frozen Foods Division
----------------------------------------------
Name of individual, corporation or
partnership

By: /s/Carl W. Gruenewald
   -------------------------------------------
Title: Senior Vice President, CFO & Treasurer
       ---------------------------------------
If corporation, have signed by President,
Vice President or Treasurer, and give official
title. If owner or partner, state which.

Ten Pictsweet Drive
----------------------------------------------
               Address

Bells,             TN                  38006
----------------------------------------------
City              State              Zip Code


Secured Party:

THE CIT GROUP\EQUIPMENT FINANCING, INC.
----------------------------------------------
Name of individual, corporation or
partnership

By /s/Barry L. Blailock
----------------------------------------------
Title Senior Credit Operations Manager
If corporation, give official title. If owner
or partner, state which.

900 Ashwood Parkway - 6th Floor
----------------------------------------------
               Address

Atlanta            GA                  30338
----------------------------------------------
City              State              Zip Code

If debtor is a partnership, enter:

Partners' names                              Home addresses
---------------                              --------------





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         NOTICE: Do not use this form for transactions for personal, family or household purposes. For agricultural and other transactions subject to Federal or State regulations, consult legal counsel to determine documentation requirements.

         Agricultural purposes generally means farming, including dairy farming, but it also includes the transportation, harvesting, and processing of farm, dairy, or forest products if what is transported, harvested, or processed is farm, dairy, or forest products grown or bred by the user of the equipment itself. It does not apply, for instance, to a logger who harvests someone else's forest, or a contractor who prepares land or harvests products on someone else's farm. SPECIAL PROVISIONS INSTRUCTIONS - The notations to be entered in the Special Provisions section of this document for use in ALABAMA, FLORIDA, GEORGIA, IDAHO, NEVADA, NEW HAMPSHIRE, OREGON, SOUTH DAKOTA and WISCONSIN are shown in the applicable State pages of the Loans and Motor Vehicles Manual.

         COVENANT RIDER TO MASTER SECURITY AGREEMENT DATED MARCH 18,
1998 BETWEEN UNITED FOODS, INC. the Pictsweet Frozen Foods Division AS DEBTOR AND THE CIT GROUP/EQUIPMENT FINANCING, INC. AS SECURED PARTY ("CIT")


         (a) Debtor represents, warrants and agrees that as long as there is any indebtedness owing by the Debtor to CIT:

                  (i) The tangible net worth of the Debtor at the end of any fiscal year will not be less than $40,000,000.00.

                  (ii) The ratio of the Debtor's total liabilities to tangible net worth on the last day of any of the Debtor's fiscal years shall not exceed 2.0:1.0.

                  (iii) The working capital of the Debtor at the end of any fiscal year will not be less than $20,000,000.00.

         (b) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements submitted by the Debtor to CIT.

         (c) The Debtor represents, warrants and agrees that, as long as there is any indebtedness owing to CIT, it will furnish to CIT:

                  (i) within 120 days after the end of each fiscal year of the Debtor, a balance sheet of the Debtor as at the end of such fiscal year and statements of profit and loss and surplus, all prepared in accordance with generally accepted principles and practices of accounting consistently applied, and certified by independent public accountants selected by the Debtor and satisfactory to CIT;

                  (ii) within 90 days after the end of each of the first three quarters of each fiscal year of the Debtor, a balance sheet of the Debtor as at the end of such quarter and statements of profit and loss and surplus for such period, all prepared in accordance with generally accepted principles and practices of accounting consistently applied and certified by the chief financial officer of the Debtor; and

                  (iii) from time to time, such further information regarding the business affairs and financial condition of the Debtor as CIT may reasonably require.

Debtor:

UNITED FOODS, INC.,
the Pictsweet Frozen Foods Division

By:/s/ Carl W. Gruenewald
   ---------------------------------------------
Title: Senior Vice President - Finance Treasurer
       -----------------------------------------

Date: March 18, 1998

Secured Party:

THE CIT GROUP/EQUIPMENT
FINANCING, INC.

By: /s/ Barry L. Blailock
   ---------------------------------------------
Name: Senior Credit Operations Manager
      ------------------------------------------
Title: March 31, 1998
       -----------------------------------------